UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 7/5/2011

Commission File Number

Kraton Performance Polymers, Inc. 001-34581

Kraton Performance Polymers, Inc.

(Exact name of registrant as specified in its charter)

Kraton Performance Polymers, Inc.	Delaware	20-0411521
	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

15710 John F. Kennedy Blvd., Suite 300

Houston, TX 77032

(Address of principal executive offices, including zip code)

281-504-4700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

John J. Gallagher, III, age 47, was named as Class II Director (term expiring in 2014) of Kraton Performance Polymers, Inc. on July 5, 2011. Mr. Gallagher is Chief Executive Officer of Stellar CJS Holdings, LLC, a privately held investment company formed in 2009. Previously, Mr. Gallagher served in various senior executive capacities with Celanese Corporation from 2005 until 2009, including Executive Vice President and President, Acetyls and Celanese Asia, from 2007 to 2009, and Executive Vice President and Chief Financial Officer of Celanese Corporation, from 2005 to 2007. Prior to his service with Celanese, Mr. Gallagher served in several executive positions with Great Lakes Chemical Corp., including acting Chief Executive Officer, CFO and Senior Vice President, Global Supply Chain. Prior to that time, Mr. Gallagher was Vice President and CFO of UOP, LLC, a leading international supplier and licensor for the petroleum refining, gas processing, petrochemical production and major manufacturing industries, from 1999 to 2001; served in varying capacities at AlliedSignal, Inc., including CFO, Bendix Commercial Vehicle Systems Division, from 1995 to 1999; and worked for the public accounting firm Price Waterhouse, LLP, from 1986 to 1995. Mr. Gallagher has a B.S. in Accounting from the University of Delaware and is a certified public accountant.

Francis S. Kalman, age 64, was named as Class II Director (term expiring in 2014) of Kraton Performance Polymers, Inc. on July 5, 2011. Mr. Kalman served as Executive Vice President of McDermott International, Inc. from February 2002 until his retirement in February 2008, and as Chief Financial Officer from February 2002 until April 2007. From March 2000 to February 2002, he was Senior Vice President and Chief Financial Officer of Vector ESP, Inc. From April 1999 to March 2000, he was a principal of Pinnacle Equity Partners, LLC. From February 1998 to April 1999, he was Executive Vice President and Chief Financial Officer of Chemical Logistics Corporation. From May 1996 to September 1997, he was Senior Vice President and Chief Financial Officer of Keystone International, Inc. Mr. Kalman currently serves as a senior advisor to a private investment subsidiary of Tudor, Pickering, Holt & Co., LLC, which specializes in direct investments in upstream, oilfield service and midstream companies. Mr. Kalman is a principal of Ancora Partners, LLC, a private equity group. Mr. Kalman is a director of Ensco plc. He has a B.S. degree in Accounting from Long Island University.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kraton Performance Polymers, Inc.

Date: July 11, 2011	By:	/s/ Stephen E. Tremblay
Stephen E. Tremblay
Chief Financial Officer